UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2026
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Hinge Health, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-42657	81-1884841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Market Street, Suite 700
San Francisco, California		94105
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (415) 726-2206
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	HNGE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On November 2, 2026, Hinge Health, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2026. In the press release, the Company also announced that it would hold a conference call to discuss these financial results on November 2, 2026 at 1:30 p.m. Pacific time (4:30 p.m. Eastern time).
The Company makes reference to non-GAAP financial information in the press release and on the conference call. A reconciliation of these non-GAAP financial measures to their nearest GAAP equivalents is provided in the press release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”) and is incorporated herein by reference.
Item 5.02.    Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of James Pursley as President and Appointment as Class II Director
On October 29, 2026, James Pursley notified the Company of his intention to resign as President of the Company, effective January 1, 2027 (the “Resignation Date”). Mr. Pursley’s decision to resign was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Pursley will assist with the transition of his responsibilities ahead of the Resignation Date. The Company is grateful for Mr. Pursley’s contributions to the Company.
On October 29, 2026, following a recommendation by the Nominating and Corporate Governance Committee of the Board of Directors of the Company (the “Board”), the Board increased its size from six to seven directors and appointed Mr. Pursley to serve as a member of the Board, in each case effective January 4, 2027. Starting January 4, 2027, Mr. Pursley will serve as a Class II director, with a term expiring at the Company’s annual meeting of stockholders to be held in 2027, and until Mr. Pursley’s successor shall have been duly elected and qualified, or until his earlier death, resignation, disqualification or removal. As of the time of the filing of this Form 8-K, the Board does not expect to appoint Mr. Pursley to any committees of the Board.
Mr. Pursley will be eligible to receive the annual cash retainer payable to non-employee directors under the Company’s Non-Employee Director Compensation Program (the “Director Compensation Program”). The Director Compensation Program was previously filed by the Company as Exhibit 10.4 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on March 3, 2026 (File No. 001-42657) and is incorporated herein by reference. Consistent with the Director Compensation Program, Mr. Pursley will receive an annual cash retainer of $40,000 for his service on the Board. Mr. Pursley has waived all equity compensation that would otherwise be payable to him under the Director Compensation Program, including the initial and annual awards of restricted stock units ("RSUs") until he ceases to provide services under the Advisor Agreement, as described below.
There is no arrangement or understanding between Mr. Pursley and any other persons pursuant to which Mr. Pursley was selected as a member of the Board. There are also no family relationships between Mr. Pursley and any director or executive officer of the Company and no transaction involving Mr. Pursley that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except with respect to the Advisor Agreement, described below. In connection with his appointment, and in accordance with the Company’s customary practice, the Company expects to enter into a new indemnification agreement with Mr. Pursley on its standard form. The form of indemnification agreement was previously filed by the Company as Exhibit 10.5 to the Company’s Registration Statement on Form S-1 filed with the SEC on April 7, 2025 (File No. 333-285682) and is incorporated herein by reference.
Entry into Advisor Agreement with James Pursley
On October 30, 2026, the Company and Mr. Pursley entered into an advisor agreement (the “Advisor Agreement”), effective January 4, 2027, pursuant to which Mr. Pursley will provide advisory services to the Company. Subject to approval by the Compensation Committee of the Board, Mr. Pursley will be entitled to a grant of 40,000 RSUs, vesting in sixteen (16) equal quarterly installments over the four (4) years following February 1, 2027, with the first installment vesting on May 1, 2027, subject to his continued services under the Advisor Agreement. The foregoing description of the Advisor Agreement does not purport to be complete and is qualified in its entirety by reference to the Advisor Agreement, which is filed as Exhibit 10.1 to this Form 8-K.

Appointment of Daniel Perez as President
In connection with Mr. Pursley’s resignation, on October 29, 2026, the Board appointed Daniel Perez, the Company’s Co-Founder and Chief Executive Officer, to also serve as President of the Company, effective as of the Resignation Date. Mr. Perez will continue to serve as Chief Executive Officer and as a member of the Board. Mr. Perez will not receive any additional compensation in connection with his appointment as President. Information regarding Mr. Perez’s existing compensatory arrangements with the Company is set forth under the heading “Executive Compensation” in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 17, 2026, and is incorporated herein by reference.
Mr. Perez, age 41, is the Company’s co-founder and has served as its Chief Executive Officer and a member of the Board since October 2014. Prior to founding the Company, Mr. Perez was the co-founder and Chief Executive Officer of Oxbridge Biotech Roundtable, a global biotechnology research platform, from June 2011 to May 2016, and the co-founder and Chief Executive Officer of Marblar from January 2011 to September 2014. Mr. Perez holds a B.S. in Biology from Westminster University and attended a Ph.D. program in biochemistry at Oxford University.
There are no arrangements or understandings between Mr. Perez and any other person pursuant to which Mr. Perez was selected as President, and there are no family relationships between Mr. Perez and any director or executive officer of the Company. Information about Mr. Perez’s interest in transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Exchange Act is set forth under the heading “Certain Relationships and Related Party Transactions” in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 17, 2026, and is incorporated herein by reference. The Company has previously entered into an indemnification agreement with Mr. Perez on the Company’s standard form.
Item 7.01. Regulation FD Disclosure.
On November 2, 2026, the Company posted supplemental investor materials on the investor relations section of its website (ir.hingehealth.com). The Company uses its ir.hingehealth.com website as a means of disclosing material non-public information, announcing upcoming investor conferences and complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s investor relations website in addition to the Company's SEC filings, press releases, public conference calls, and webcasts.
Item 9.01. Financial Statements and Exhibits.
(d) The following exhibits are filed or furnished herewith:

Exhibit Number	Description
10.1	Advisor Agreement, dated October 30, 2026, by and between Hinge Health, Inc. and James Pursley.
99.1	Press Release, dated November 2, 2026, issued by Hinge Health, Inc., related to its financial results
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The information set forth under “Item 2.02 Results of Operations and Financial Condition” and “Item 7.01 Regulation FD Disclosure” of this Form 8-K, including the accompanying Exhibit 99.1, is intended to be furnished pursuant to Item 2.02 and Item 7.01, respectively. Such information, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Exchange Act, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hinge Health, Inc.

Date:	November 2, 2026	By:	/s/ James Budge
James Budge, Chief Financial Officer